UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06190)

Exact name of registrant as specified in charter: Putnam International Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2008
Date of reporting period: July 1, 2007— June 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International Equity Fund

6|30|08

Annual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
International
Equity Fund

6|30|08

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leaders	5
Performance in depth	9
Expenses	10
Portfolio turnover	12
Risk	12
Your fund’s management	13
Terms and definitions	14
Trustee approval of management contract	15
Other information for shareholders	18
Financial statements	19
Federal tax information	35
Brokerage commissions	35
About the Trustees	36
Officers	39

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

The past several months have presented the economy with a serious set of challenges, and financial markets have responded with losses across a wide range of sectors globally. It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we have some important and exciting news to share with you. We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, former President and CEO, will take on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success. He was Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007, and President of Fidelity’s Institutional Retirement Group from 1996 to 2000. We look forward to working with Bob as we continue to position Putnam to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund
Pursuing growth in international stock markets

As a shareholder of Putnam International Equity Fund, you are positioning your money to benefit from investment opportunities outside the United States. Although international investing involves additional risks, the fund lets you take advantage of the capital appreciation potential of a broad range of companies across international markets.

In many cases, international companies are the top competitors in global industries. If you look at the products or services you use every day — from cars to cellular telephones to household products — you are likely to find many items made by international companies.

While investing in different currencies and economic systems can add risk, it may help you manage an important financial risk — the possibility of a slump in the U.S. economy — and gives you a chance to keep building wealth even if U.S. stocks struggle.

That’s because international economies can follow a different business cycle than that of the United States, with different monetary conditions. In many regions, especially Asia and Latin America, economies have been growing faster than the U.S. economy in recent years and, in our view, appear to be poised to continue this trend going forward. Also, when you invest internationally, you can benefit when foreign currencies strengthen against the U.S. dollar.

Since 1991, Putnam International Equity Fund has sought to select profitable holdings based on the portfolio management team’s analysis of attractively valued companies in international markets. In addition to selecting stocks, the portfolio team routinely analyzes industry sectors and global market conditions, by relying on Putnam’s deep research capabilities. In addition to the United States, analysts and other team members are based in London, Singapore, and Tokyo for better access to information about international companies.

Using Putnam’s blend strategy, the team has the flexibility to select a broad range of stocks it believes are priced below their true worth. The portfolio’s diversification may help keep the fund competitive given the risks of changing market conditions and political developments in international markets. The fund can invest in developed economies such as Europe, Japan, Canada, and Australia, as well as in the emerging markets of the world. For over 16 years, the fund has helped investors benefit from diversification and economic growth generated outside the United States.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. While diversification can help protect your returns from excessive volatility, it cannot protect against market losses.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to be attractive. Criteria include:

Quality High-quality companies with characteristics such as solid management teams and sound business models are preferred.

Valuation The team carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential and capital requirements.

Cash flow They examine each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and forecast its ability to generate cash returns going forward.

Many changes in the world economy have added to the investment potential of international companies since Putnam International Equity Fund launched in 1991.

Performance and portfolio snapshots

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“A more defensive portfolio positioning and
improved stock selection by our team led to a
substantial improvement in relative results in
the second half of the fiscal year.”

Simon Davis, Portfolio Leader, Putnam International Equity Fund

The top 10 country allocations represent 81.9% of the portfolio’s net assets and will vary over time. The remaining net assets are allocated among 32 other countries.

Country allocations as of 6/30/08

Gentlemen, over the past 12 months international markets have experienced significant turmoil. Josh, how has the fund performed?

The fund posted a loss of 12.73% during the period. This was disappointing especially relative to the benchmark, which declined 10.61%, but we are encouraged by the fact that the fund’s recent relative performance has improved. Much of the gap versus the benchmark came about in the first half of the year, and in the second half our stock selections fared much better. Also, the strength of foreign currencies versus the U.S. dollar helped the fund’s absolute returns, but the fund’s currency overlay strategy, managed by Putnam’s currency team, was hurt by its euro, yen, and Swiss franc positions relative to the benchmark.

Sam, what challenges existed in international markets during the fiscal period?

The credit crisis that began in the United States in 2007 has caused severe and recurring market dislocations internationally. In July and August 2007, investors began to realize that the U.S. subprime mortgage crisis would pose a threat to the worldwide financial system and could affect the global economy. Investors sold risky stocks and crowded into a handful of high-quality, large-cap companies with strong earnings momentum, regardless of their valuation. This posed a particular problem for our strategy, because valuation signals are at the core of our investment process. The trend was quite pronounced in Europe, though less so in Asia, illustrating the benefits of the portfolio’s broad diversification.

How did you manage the fund in response to this situation?

We continued the process of embracing a more defensive stance that we had adopted in the first half of 2007. We reduced the portfolio’s positions in the financials sector by selling banks and brokerages whose valuations did not reflect the risk posed by the credit crisis and that we believed were the most likely to face diminished future growth expectations. We also incrementally increased the portfolio’s positions in those companies with larger market capitalizations that, in our view, offered attractive valuations. In executing our investment process, we gave greater consideration to each company’s balance sheet strength and earnings quality. The latter metric reflects, among other

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/08. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 14.

things, how much of a company’s earnings comes from ongoing business operations rather than one-time financial transactions. In our view, this was precisely what the market was looking for during the period — stocks whose earnings were relatively safe from recessionary pressures and weak consumer spending.

Did those adjustments affect the fund’s sector and market positioning?

The portfolio had overweights relative to the benchmark to the energy, health-care, and utilities sectors and an underweight to consumer cyclicals along with financials. In terms of markets, the portfolio had an overweight position in Switzerland, where we favored health-care stocks, and in Norway, which contributed to the energy overweight. We maintained underweight positions in the United Kingdom and Australia because of what we found to be unattractive valuations.

Josh, how did the fund perform following these adjustments?

Though the fund’s absolute returns have been negative as markets have fallen, our shift to a more defensive stance led to a substantial improvement in results relative to the fund’s benchmark and peer group in the later months of the fiscal year. The results of our stock selection, in particular, improved significantly in the second half of the year.

What are some examples of stocks that helped performance?

Among the largest contributors were energy stocks such as StatoilHydro of Norway and Lukoil of Russia. Both companies benefited from the rapid increase in energy prices during the period. In the basic materials sector, mining company BHP Billiton of the United Kingdom was a top contributor. Prices of metals and minerals rose significantly during the period thanks to robust demand in developing markets. BHP Billiton has achieved record levels of production of iron ore, used in the manufacture of steel for many of the infrastructure projects in the world’s emerging markets. Other stocks that benefited from strong materials prices included Mitsubishi Corp. of Japan, a company that trades coal, iron ore, and liquefied natural gas, among other commodities, and South Korean manufacturer Hyundai Steel. These outperformers were either held in overweight positions relative to the benchmark, or were held as out-of-benchmark positions, which demonstrates our conviction in selecting them. Each remains in the portfolio, though we sharply reduced our position in Hyundai Steel when it appreciated to a price near our fair value estimate.

Which stocks were less successful?

Ericsson (Telefonaktiebolaget LM Ericsson), the Swedish networking equipment manufacturer and an overweight position in the portfolio relative to the benchmark, was a top detractor. This is an example of

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 6/30/08. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	SECTOR	INDUSTRY

Total SA (3.1%)	France	Energy	Oil and gas
BP PLC (3.0%)	United Kingdom	Energy	Oil and gas
Roche Holding AG (2.8%)	Switzerland	Health care	Pharmaceuticals
Nestle SA (2.8%)	Switzerland	Consumer staples	Food
BHP Billiton PLC (2.4%)	United Kingdom	Basic materials	Metals
Novartis AG (2.3%)	Switzerland	Health care	Pharmaceuticals
Allianz SE (2.2%)	Germany	Financials	Insurance
BNP Paribas SA (2.1%)	France	Financials	Banking
Statoil ASA (2.1%)	Norway	Energy	Oil and gas
BASF AG (2.0%)	Germany	Basic materials	Chemicals

a stock with attractive valuations that missed earnings expectations and was penalized substantially by the market. We sold most of the fund’s position in Ericsson believing the stock price may see further price declines. Chiyoda, a Japanese engineering company, also had poor results. We had owned the stock because it has a leading market position building terminals for shipping liquefied natural gas, but we overestimated its ability to manage projects profitably. A current massive project in the country of Qatar has resulted in cost overruns that hurt the stock price, which is why we sold the fund’s position in Chiyoda. In the financials sector, Allied Irish Banks declined along with Ireland’s economy and real estate market. We continue to hold a position in Allied Irish Banks because we believe it is a solid business and attractively valued. In the United Kingdom, the fund held Barratt Developments, a home builder that has struggled as the nation’s housing market has deteriorated. Though the stock looks inexpensive on traditional metrics, we sold it because we were concerned that the company would have to write down the value of assets listed on its balance sheet, and we thereby helped the fund avoid further price declines.

Sam, how is the portfolio currently positioned?

Relative to the benchmark, from a sector perspective, the portfolio’s largest overweights are to the transportation, energy, and conglomerates sectors, while consumer cyclicals, financials, and capital goods represent the largest underweights. By country, the portfolio’s greatest developed-market overweights are to Switzerland, Norway, and Singapore, while the most underweight are the United Kingdom, Australia, and Japan. It’s important to remember that the fund’s sector and country overweights, as always, are by-products of our bottom-up stock-selection process, rather than the result of imposed top-down views. We also continue to invest selectively in emerging markets such as South Korea and China, but the portfolio has reduced direct exposure to emerging markets because stock valuations have risen and inflation has become a risk. For the most part, we prefer to take advantage of the strong economic growth in emerging economies through stocks in developed markets that have operations in emerging markets.

Josh, what is the team’s outlook for the fund for the coming fiscal year?

As the global economy moves through a transitional phase, we are gauging the potential impact of a U.S. recession on other developed and emerging economies. A consequence of the subprime mortgage crisis in the United States is that the buoyant liquidity conditions that had been a key driver of global markets over the past several years are no longer in place. Rising inflation and potentially higher interest rates are common themes in both developed and developing markets. Nevertheless, the developing world continues to record robust growth.

I N  T H E  N E W S

In a July update to its 2008 outlook for the global economy, the International Monetary Fund (IMF) revised its growth forecast to 4.1%, slightly above the average of 3.9% growth that the IMF has recorded over the previous 10 years. While emerging economies are forecast to grow 6.7% in 2008, the rate in advanced economies is projected to be a slower 1.7%. The report cites deteriorating business and consumer sentiment, weaker industrial production, and the squeeze on credit availability as constraints on growth. The IMF, which was founded after World War II and now includes 185 member countries, seeks to promote international monetary cooperation.

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

We are positioning the fund to benefit from this developing market growth, particularly in those countries that are less dependent on external investment and financing.

Our general strategy across all markets and sectors is to continue to favor companies that achieve growth through structural avenues such as market-share gains, margin improvements, or more competitive business models. We continue to focus our efforts on stock research using the fundamental and quantitative tools central to our process. The fund’s current positioning represents our preference for stocks that perform best in that process and in which we have the greatest conviction.

Thank you, Sam and Josh, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in the report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/28/91)		(6/1/94)		(7/26/99)		(12/1/94)		(1/21/03)	(7/12/96)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	10.21%	9.83%	9.36%	9.36%	9.39%	9.39%	9.64%	9.42%	9.94%	10.41%

10 years	101.74	90.14	87.22	87.22	87.27	87.27	91.89	85.17	96.86	106.95
Annual average	7.27	6.64	6.47	6.47	6.47	6.47	6.73	6.35	7.01	7.54

5 years	96.79	85.52	89.47	87.47	89.51	89.51	91.83	85.13	94.36	99.30
Annual average	14.50	13.16	13.63	13.39	13.64	13.64	13.92	13.11	14.21	14.79

3 years	42.09	33.90	38.93	35.93	38.92	38.92	39.99	35.12	41.09	43.24
Annual average	12.42	10.22	11.58	10.77	11.58	11.58	11.87	10.55	12.16	12.73

1 year	–12.73	–17.75	–13.38	–16.90	–13.39	–14.10	–13.20	–16.23	–12.96	–12.49

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 6/30/98 to 6/30/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $18,722 and $18,727, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $18,517 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $19,686 and $20,695, respectively.

Comparative index returns For periods ended 6/30/08

		Lipper International Large-Cap
	MSCI EAFE Index	Core Funds category average*

Annual average (life of fund)	6.58%	8.13%

10 years	76.25	65.27
Annual average	5.83	5.01

5 years	116.15	104.40
Annual average	16.67	15.30

3 years	43.67	44.09
Annual average	12.84	12.89

1 year	–10.61	–9.20

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/08, there were 208, 178, 163, 93, and 11 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 6/30/08

Distributions:	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$1.0561		$0.7401	$0.7941	$0.8721		$0.9891	$1.1441

Capital gains — Long-term	3.2053		3.2053	3.2053	3.2053		3.2053	3.2053

Capital gains — Short-term	2.0367		2.0367	2.0367	2.0367		2.0367	2.0367

Total	$6.2981		$5.9821	$6.0361	$6.1141		$6.2311	$6.3861

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/07	$34.90	$37.03*	$33.50	$34.16	$34.30	$35.54*	$34.59	$35.18

6/30/08	24.68	26.19	23.55	24.07	24.18	25.06	24.40	24.92

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund’s annual operating expenses For the fiscal year ended 6/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam International Equity Fund from January 1, 2008, to June 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.75	$9.27	$9.27	$8.10	$6.93	$4.58

Ending value (after expenses)	$896.80	$893.40	$893.50	$894.60	$895.70	$898.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2008, use the calculation method below. To find the value of your investment on January 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.12	$9.87	$9.87	$8.62	$7.37	$4.87

Ending value (after expenses)	$1,018.80	$1,015.07	$1,015.07	$1,016.31	$1,017.55	$1,020.04

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Average annualized expense ratio for Lipper peer group†	1.48%	2.23%	2.23%	1.98%	1.73%	1.23%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal-year end data available for the peer group funds as of 6/30/08.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam International Equity Fund	74%	95%	83%	75%	69%

Lipper International Large-Cap Core Funds category average	67%	66%	62%	60%	75%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 6/30/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Core Team. Joshua Byrne and Simon Davis are the Portfolio Leaders, and Alan McCormack and Michael Scafati are Portfolio Members, of your fund. The Portfolio Leaders and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of June 30, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$1,615,000	$85,000,000

Putnam employees	$24,020,000	$602,000,000

Other Putnam funds managed by the Portfolio Leaders and Portfolio Members

Joshua Byrne is also a Portfolio Leader of Putnam Europe Equity Fund.

Simon Davis is also a Portfolio Member of Putnam Europe Equity Fund.

Joshua Byrne, Simon Davis, Alan McCormack, and Michael Scafati may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders and Portfolio Members

Shortly after the close of the reporting period ended June 30, 2008, Alan McCormack and Michael Scafati joined your fund’s management team.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2008, and June 30, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 6/30/07.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”); the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management; and the sub-advisory contract, in respect of your fund, among another affiliate, The Putnam Advisory Company (“PAC”), PIL and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances —for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 10th percentile in management fees and in the 14th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	83rd

Three-year period	46th

Five-year period	67th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 206, 182, and 168 funds, respectively, in your fund’s

Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year period ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for your fund given its stronger longer-term record, recognizing the tendency for short-term variability over a market cycle. The Trustees also considered Putnam Management’s belief that the Large Cap Equities team’s leadership changes and the research centralization efforts underway in the equity space at Putnam Management more generally will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance its performance potential.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Large-Cap Core Funds category for the one-year, five-year and ten-year periods ended June 30, 2008 were 76%, 63%, and 9%, respectively. Over the one-year, five-year and ten-year periods ended June 30, 2008, your fund ranked 157th out of 208, 102nd out of 163, and 8th out of 93 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Approval of the Sub-Advisory Contract among Putnam Management, Putnam Investments Limited and The Putnam Advisory Company

During the twelve months ended in June 2008, under a sub-advisory contract among Putnam Management, PIL and PAC and approved by the Trustees, PAC’s Tokyo branch provided non-discretionary investment services for your fund. In May 2008, the Trustees approved a new sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under which PAC’s Singapore branch would begin providing discretionary investment management services for your fund, in addition to the non-discretionary investment services that PAC’s Toyko branch would continue to provide. The Contract Committee reviewed information provided by Putnam Management and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-advisory contract in respect of your fund, effective June 30, 2008.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-advisory contract, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PAC’s Singapore office to manage a portion of your fund’s assets and PAC’s expertise in managing assets invested in Asian markets. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services and that the sub-advisory relationship with PAC will not reduce the nature, quality or overall level of service provided to your fund.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Equity Fund (the “fund”) at June 30, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 11, 2008

The fund’s portfolio 6/30/08

COMMON STOCKS (98.3%)*	Shares	Value

Australia (0.9%)
Asciano Group	135,738	$451,511

Australia & New Zealand Banking Group, Ltd.	428,040	7,681,174

Babcock & Brown Wind Partners	288,924	455,603

BHP Billiton, Ltd.	359,298	15,051,288

Macquarie Airports	1,228,459	2,425,858

Macquarie Infrastructure Group	294,615	655,210

National Australia Bank, Ltd.	45,340	1,151,767

QBE Insurance Group, Ltd.	224,024	4,810,387

Rio Tinto, Ltd.	40,606	5,274,326

Suncorp-Metway, Ltd.	450,559	5,632,052

Telstra Corp., Ltd.	247,933	1,007,715

Woolworths, Ltd.	72,171	1,691,527

		46,288,418
Austria (0.1%)
Immoeast AG †	136,533	1,204,058

Telekom Austria AG	165,446	3,581,241

		4,785,299
Belgium (0.1%)
InBev NV	75,657	5,230,989

UCB SA	48,940	1,800,504

		7,031,493
Bermuda (—%)
Credicorp, Ltd.	17,300	1,420,676

		1,420,676
Brazil (0.3%)
Acucar Guarani SA †	11,449	72,368

Acucar Guarani SA 144A †	69,755	440,912

All America Latina Logistica SA	102,600	1,325,965

Banco do Brasil SA	75,800	1,241,728

Brasil Telecom SA (Preference)	104,600	1,132,298

Companhia Vale do Rio Doce (CVRD) ADR S	59,486	2,130,789

Kroton Educacional SA †	48,100	978,995

Kroton Educacional SA 144A †	29,500	600,423

LPS Brasil Consultoria de Imoveis SA	51,700	1,052,590

OGX Petroleo E Gas Participa †	1,670	1,328,635

Petroleo Brasileiro SA ADR	56,956	4,034,193

Unibanco-Uniao de Bancos Brasileiros SA ADR	12,300	1,561,239

Usinas Siderurgicas de Minas Gerais
(Usiminas) (Preference)	24,750	1,224,864

		17,124,999
Canada (0.7%)
Agrium, Inc.	6,360	687,323

Bank of Montreal	13,825	577,514

Bank of Nova Scotia	22,535	1,033,722

Barrick Gold Corp.	25,036	1,146,971

BCE, Inc.	11,708	409,101

Biovail Corp.	3,600	35,137

Bombardier, Inc.	32,463	236,437

Cameco Corp.	6,411	275,999

Canadian Imperial Bank of Commerce	10,245	564,915

Canadian National Railway Co.	8,902	428,563

Canadian Natural Resources, Ltd.	14,575	1,444,607

Canadian Utilities, Ltd. Class A	9,400	406,711

Celestica, Inc. †	23,789	200,619

CI Financial Income Fund (Units)	13,004	281,195

EnCana Corp.	19,492	1,788,651

Enerplus Resources Fund (Unit)	11,600	537,928

Ensign Energy Services, Inc.	10,978	239,759

Fairfax Financial Holdings, Ltd.	851	218,312

COMMON STOCKS (98.3%)* cont.	Shares	Value

Canada cont.
First Quantum Minerals, Ltd.	2,884	$199,420

Fording Canadian Coal Trust (Unit)	5,489	526,025

George Weston, Ltd.	5,346	247,648

Goldcorp, Inc. (New York Exchange)	21,270	982,802

Husky Energy, Inc.	9,742	467,470

ING Canada, Inc.	55,700	1,946,270

Manulife Financial Corp.	34,023	1,192,511

MI Developments, Inc. Class A	7,589	171,189

National Bank of Canada	10,379	516,604

Nexen, Inc.	63,259	2,528,122

Penn West Energy Trust (Unit)	13,670	463,281

Petro-Canada	15,215	854,068

Potash Corp. Of Saskatchewan, Inc.	8,624	2,005,288

Research in Motion, Ltd. †	12,201	1,435,362

Rogers Communications Class B	10,467	406,993

Royal Bank of Canada	31,199	1,405,396

Shaw Communications, Inc. Class B	22,500	460,438

Shoppers Drug Mart Corp.	6,775	372,179

SNC-Lavalin Group, Inc.	8,076	444,680

Sun Life Financial Services of Canada, Inc.	16,483	679,636

Suncor Energy, Inc.	62,415	3,631,775

Talisman Energy, Inc.	35,311	783,686

Teck Cominco, Ltd. Class B	90,140	4,356,383

Toronto-Dominion Bank	10,214	645,026

TransCanada Corp.	10,608	411,850

TSX Group, Inc.	5,292	218,983

Yamana Gold, Inc.	18,760	312,728

		38,179,277
China (1.8%)
Angang Steel Co., Ltd.	534,000	1,071,164

China Construction Bank Corp.	1,625,000	1,308,854

China Petroleum & Chemical Corp.	45,864,000	42,941,066

China Petroleum & Chemical Corp. ADR S	123,771	11,497,088

China Shenhua Energy Co., Ltd.	836,000	3,280,996

Focus Media Holding, Ltd. ADR † S	589,200	16,332,624

Guangzhou R&F Properties Co., Ltd.	437,200	815,310

Industrial & Commercial Bank of China	29,567,000	20,212,150

		97,459,252
Denmark (—%)
FLSmidth & Co. A/S Class B	5,600	614,146

Genmab A/S †	4,850	184,556

		798,702
Egypt (—%)
Orascom Construction Industries GDR	7,113	972,513

		972,513
Finland (1.9%)
Metso Corp.	31,600	1,430,074

Nokia OYJ	4,048,117	99,191,617

		100,621,691
France (10.4%)
Air France-KLM	1,289,278	30,733,224

Alcatel SA †	291,836	1,757,532

Alstom	11,037	2,531,235

Axa SA	223,665	6,594,300

BNP Paribas SA	1,267,719	113,610,256

Bouygues SA	24,298	1,602,335

EDF Energies Nouvelles SA	25,173	1,687,917

Electricite de France	35,575	3,373,895

COMMON STOCKS (98.3%)* cont.	Shares	Value

France cont.
France Telecom SA	75,670	$2,221,930

Lafarge SA	28,289	4,328,947

Pinault-Printemps-Redoute SA	21,211	2,343,966

Renault SA	340,764	27,887,294

Sanofi-Aventis	33,363	2,220,124

Societe Generale	42,562	3,665,159

Suez SA	1,152,821	78,316,856

Total SA	1,942,346	165,633,865

Vinci SA	37,542	2,291,351

Vivendi SA	2,654,799	100,531,984

		551,332,170
Germany (8.8%)
Adidas-Salomon AG	51,250	3,227,734

Allianz SE	652,507	114,685,594

BASF SE	1,549,124	106,715,038

Bayerische Motoren Werke (BMW) AG	743,890	35,709,178

Beiersdorf AG	45,957	3,381,509

Commerzbank AG	162,400	4,799,768

DaimlerChrysler AG	10,330	637,829

Deutsche Post AG	1,294,572	33,781,756

Deutsche Telekom AG	89,000	1,455,561

E.On AG	55,073	11,093,626

Kloeckner & Co., AG	13,153	751,996

Merck KGaA	181,307	25,752,000

Merck KGaA 144A	117,543	16,695,259

Praktiker Bau-und Heimwerkermaerkte AG	699,643	14,714,046

RWE AG	407,286	51,393,606

Salzgitter AG	157,411	28,772,960

Siemens AG	43,378	4,804,835

Tognum AG	336,963	9,037,623

Tognum AG 144A	4,569	122,544

Volkswagon AG	4,252	1,225,829

Wincor Nixdorf AG	15,004	1,041,991

		469,800,282
Greece (2.2%)
EFG Eurobank Ergasias	1,504,664	35,519,327

Hellenic Telecommunication Organization
(OTE) SA	1,923,126	47,738,085

National Bank of Greece SA	662,690	29,858,230

Public Power Corp. SA	46,910	1,631,729

		114,747,371
Hong Kong (1.8%)
BOC Hong Kong Holdings, Ltd.	24,233,000	64,180,822

Cheung Kong Infrastructure Holdings, Ltd.	101,000	427,478

China Mobile, Ltd.	68,000	914,004

China Mobile, Ltd. ADR	4,200	281,190

Esprit Holdings, Ltd.	562,300	5,841,591

Hutchison Whampoa, Ltd.	546,000	5,504,188

Pacific Basin Shipping, Ltd.	662,000	945,848

Swire Pacific, Ltd.	671,500	6,868,387

Wharf (Holdings), Ltd.	1,977,000	8,278,810

		93,242,318
India (0.1%)
Bharti Airtel, Ltd. †	5,366	89,963

IVRCL Infrastructures & Projects, Ltd.	138,926	980,749

Satyam Computer Services., Ltd.	106,482	1,081,280

Sesa GOA, Ltd.	10,936	860,568

		3,012,560

COMMON STOCKS (98.3%)* cont.	Shares	Value

Indonesia (0.1%)
Bank Rakyat Indonesia	1,958,500	$1,083,923

United Tractors Tbk PT	841,000	1,108,861

		2,192,784
Ireland (1.3%)
Allied Irish Banks PLC	4,372,596	67,419,386

Smurfit Kappa PLC	128,725	1,063,254

Smurfit Kappa PLC 144A	5,989	49,468

		68,532,108
Israel (0.1%)
Teva Pharmaceutical Industries, Ltd. ADR S	51,930	2,378,394

		2,378,394
Italy (3.5%)
Enel SpA	10,048,599	95,373,956

Finmeccanica SpA	1,059,561	27,712,702

Intesa Sanpaolo SpA	877,621	4,994,782

Saipem SpA	43,218	2,029,128

Saras SpA	1,866,507	10,600,458

UniCredito Italiano SpA	7,390,807	45,034,219

		185,745,245
Japan (18.9%)
Aeon Co., Ltd.	320,500	3,963,172

Astellas Pharma, Inc.	1,872,900	79,494,907

Bridgestone Corp.	269,000	4,117,968

Canon, Inc.	176,942	9,112,463

Chiba Bank, Ltd. (The)	174,000	1,221,053

Chubu Electric Power, Inc.	49,800	1,216,582

Chugai Pharmaceutical Co., Ltd. S	133,100	2,132,965

Credit Saison Co., Ltd.	1,254,600	26,388,964

Daito Trust Construction Co., Ltd.	1,123,000	54,550,557

Daiwa Securities Group, Inc.	208,000	1,914,809

Dowa Mining Co., Ltd.	389,000	2,836,229

East Japan Railway Co.	10,881	88,776,316

Electric Power Development Co.	17,400	646,633

Elpida Memory, Inc. †	53,200	1,706,093

Fanuc, Ltd.	32,200	3,149,538

Fuji Photo Film Cos., Ltd.	50,500	1,738,587

Fuji Television Network, Inc.	350	528,202

Glory, Ltd.	119,000	2,800,462

Hogy Medical Co., Ltd.	28,700	1,456,386

Honda Motor Co., Ltd.	340,400	11,590,681

Hoya Corp.	43,200	1,000,340

Japan Tobacco, Inc.	10,808	46,180,192

JFE Holdings, Inc.	85,200	4,299,377

KDDI Corp.	6,936	42,916,582

Keyence Corp.	3,800	906,452

Komatsu, Ltd.	169,100	4,721,147

Kubota Corp.	98,000	705,282

Kyushu Electric Power Co., Inc.	38,900	814,544

Lawson, Inc.	85,000	4,144,973

Matsushita Electric Industrial Co., Ltd.	3,518,000	75,987,738

Mitsubishi Corp.	1,603,700	52,942,369

Mitsubishi UFJ Financial Group, Inc.	956,500	8,489,592

Mitsui & Co., Ltd.	1,706,000	37,734,107

Mitsui Fudosan Co., Ltd.	270,000	5,780,985

Mitsui O.S.K. Lines, Ltd.	4,179,000	59,638,059

NET One Systems Co., Ltd.	4,512	5,064,403

Nidec Corp.	8,500	566,827

Nintendo Co., Ltd.	68,700	38,814,658

COMMON STOCKS (98.3%)* cont.	Shares	Value

Japan cont.
Nippon Electric Glass Co., Ltd.	1,651,000	$28,606,744

Nippon Telegraph & Telephone (NTT) Corp.	395	1,937,370

NSK, Ltd.	7,093,000	62,152,396

NTT DoCoMo, Inc.	1,007	1,481,720

Obic Co., Ltd.	10,750	1,807,890

Ono Pharmaceutical Co., Ltd.	32,600	1,798,812

ORIX Corp.	249,740	35,781,462

Sankyo Co., Ltd.	76,900	5,019,317

Sony Corp.	29,700	1,299,830

Sumitomo Electric Industries, Ltd.	612,100	7,782,596

Sumitomo Mitsui Financial Group, Inc.	1,234	9,299,811

Suruga Bank, Ltd. (The)	562,000	7,320,524

Suzuken Co., Ltd.	205,500	7,598,189

Suzuki Motor Corp.	1,171,900	27,744,473

Terumo Corp.	646,900	33,071,100

Toho Gas Co., Ltd.	80,000	439,162

Tokyo Electric Power Co.	31,900	821,420

Tokyo Gas Co., Ltd.	13,536,000	54,644,482

Toshiba Corp.	113,000	834,550

Toyo Suisan Kaisha, Ltd.	585,000	13,242,784

Toyota Boshoku Corp.	254,500	6,829,395

Toyota Motor Corp.	113,800	5,377,646

Ulvac, Inc.	39,000	1,368,421

		1,006,310,288
Kazakhstan (—%)
KazMunaiGas Exploration Production GDR	49,850	1,556,235

		1,556,235
Luxembourg (1.6%)
Arcelor Mittal	827,356	81,693,733

Evraz Group SA GDR	8,850	1,029,877

Tenaris SA ADR S	16,500	1,229,250

		83,952,860
Malaysia (—%)
Genting Berhad	405,700	695,841

Tenaga Nasional Berhad	191,500	478,017

		1,173,858
Mexico (0.1%)
America Movil SAB de CV ADR Ser. L	15,700	828,175

Cemex SA de CV ADR †	39,689	980,318

Fomento Economico Mexicano SA de CV ADR	31,900	1,451,769

		3,260,262
Netherlands (4.5%)
Akzo Nobel NV	627,855	42,996,550

ASML Holding NV	212,574	5,178,747

ING Groep NV	1,898,062	59,999,464

Koninklijke (Royal) KPN NV	4,198,824	71,800,294

Koninklijke Ahold NV	4,140,022	55,474,582

Unilever NV	67,049	1,901,963

		237,351,600
New Zealand (—%)
Telecom Corp. of New Zealand, Ltd.	154,884	421,116

		421,116
Norway (3.5%)
DnB Holdings ASA	5,355,462	67,982,709

Fred Olsen Energy ASA	50,500	3,066,168

Petroleum Geo-Services ASA	159,746	3,907,665

StatoilHydro ASA	2,945,467	110,115,243

Telenor ASA	51,000	957,102

Yara International ASA	26,500	2,340,666

		188,369,553

COMMON STOCKS (98.3%)* cont.	Shares	Value

Peru (—%)
Cia de Minas Buenaventura SA ADR	19,300	$1,261,641

		1,261,641
Philippines (—%)
Globe Telecom, Inc.	26,840	705,686

		705,686
Poland (—%)
Globe Trade Centre SA † R	74,571	1,058,942

		1,058,942
Russia (1.3%)
CTC Media, Inc. †	40,900	1,008,594

Gazprom	450,482	6,567,428

Lukoil	402,584	39,553,792

Lukoil ADR S	197,760	19,528,800

TMK OAO 144A GDR †	21,870	859,428

TMK OAO GDR	29,838	1,172,547

		68,690,589
Singapore (2.8%)
Chartered Semiconductor Manufacturing, Ltd. †	37,364,000	21,298,249

DBS Group Holdings, Ltd.	3,029,000	42,017,461

SembCorp Industries, Ltd.	122,580	375,061

Singapore Airlines, Ltd.	5,338,800	57,723,124

Singapore Telecommunications, Ltd.	580,700	1,546,142

United Overseas Bank, Ltd.	1,771,000	24,254,207

		147,214,244
South Africa (0.1%)
Impala Platinum Holdings, Ltd.	26,251	1,037,374

Murray & Roberts Holdings, Ltd.	103,852	1,157,442

Naspers, Ltd. Class N	48,525	1,062,678

Sasol, Ltd.	30,415	1,799,189

		5,056,683
South Korea (1.4%)
Hyundai Steel Co.	20,950	1,578,411

LG Chemical, Ltd.	117,010	11,187,494

GS Engineering & Construction, Ltd.	10,364	1,134,600

Samsung Electronics Co., Ltd.	70,176	41,935,175

Samsung Engineering Co., Ltd.	15,280	1,143,918

Shinhan Financial Group Co., Ltd.	364,300	16,475,179

Shinhan Financial Group Co., Ltd. ADR	2,799	250,818

		73,705,595
Spain (2.3%)
Banco Santander Central Hispano SA	5,740,773	104,776,848

Iberdrola SA	395,847	5,293,039

Industria de Diseno Textil (Inditex) SA	65,606	3,016,649

Telefonica SA	359,249	9,497,278

		122,583,814
Sweden (0.1%)
Modern Times Group AB Class B	67,577	3,964,443

Telefonaktiebolaget LM Ericsson AB Class B	106,830	1,103,190

Volvo AB Class B	128,550	1,569,295

		6,636,928
Switzerland (12.6%)
ABB, Ltd. †	39,227	1,109,108

Addax Petroleum Corp.	5,367	259,751

Arpida, Ltd. †	11,437	97,067

Basilea Pharmaceutical AG †	1,856	302,486

Basilea Pharmaceutical AG 144A †	353	57,531

Credit Suisse Group	791,715	35,988,359

Julius Baer Holding, Ltd. Class B	55,852	3,744,989

Nestle SA	3,291,404	148,631,990

Nobel Biocare Holding AG	46,995	1,530,041

Novartis AG	2,238,864	122,994,256

COMMON STOCKS (98.3%)* cont.	Shares	Value

Switzerland cont.
Roche Holding AG	831,169	$149,416,254

Santhera Pharmaceuticals †	3,528	275,129

Speedel Holding AG †	1,734	110,955

Straumann Holding AG	3,047	727,706

Swisscom AG	209,042	69,631,384

Syngenta AG	13,160	4,266,588

Xstrata PLC (London Exchange)	560,532	44,578,114

Zurich Financial Services AG	339,828	86,928,328

		670,650,036
Taiwan (0.4%)
Acer, Inc.	8,465,000	16,679,528

AU Optronics Corp.	415,000	652,262

AU Optronics Corp. ADR S	11,400	180,576

China Steel Corp.	907,000	1,400,143

Chunghwa Telecom Co., Ltd.	48,090	124,388

Taiwan Semiconductor Manufacturing Co., Ltd.	916,639	1,963,212

		21,000,109
Turkey (—%)
Turkiye Garanti Bankasi AS †	399,696	923,248

		923,248
United Arab Emirates (—%)
DP World, Ltd.	2,419,380	2,080,667

DP World, Ltd. 144A	306,300	263,418

		2,344,085
United Kingdom (14.6%)
AMEC PLC	82,204	1,455,235

BAE Systems PLC	9,013,902	79,391,217

COMMON STOCKS (98.3%)* cont.	Shares	Value

United Kingdom cont.
BAT Industries PLC	683,489	$23,585,049

BHP Billiton PLC	3,339,830	128,367,495

BP PLC	13,872,151	161,041,231

Britvic PLC	1,224,249	7,027,009

Cookson Group PLC	92,780	1,154,130

Davis Service Group PLC	351,497	3,119,085

GKN PLC	1,023,218	4,538,799

GlaxoSmithKline PLC	3,071,520	67,929,905

Lloyds TSB Group PLC	1,406,668	8,626,705

Michael Page International PLC	185,096	860,555

Premier Farnell PLC	323,972	1,137,539

Premier Foods PLC	4,770,457	9,017,081

Prudential PLC	6,224,367	65,972,017

Reckitt Benckiser PLC	1,635,830	82,887,380

Reed Elsevier PLC	345,218	3,949,625

Rio Tinto PLC	828,994	101,710,546

Royal Bank of Scotland Group PLC	1,003,571	4,283,227

Standard Chartered PLC	118,983	3,367,004

Tesco PLC	209,140	1,536,830

Unilever PLC	52,125	1,483,941

Vodafone Group PLC	3,685,721	10,867,342

WM Morrison Supermarkets PLC	455,494	2,411,796

WPP Group PLC	285,066	2,746,177

		778,466,920

Total common stocks (cost $4,878,645,262)		$5,228,359,844

WARRANTS (0.5%)* †	Expiration date	Strike price	Warrants	Value

Aldar Properties 144A (United Arab Emirates)	1/12/10	—	7,752,714	$26,491,024

Fuji Television Network, Inc. 144A (issued by Merrill Lynch International & Co.) (Japan)	11/20/08	—	131	197,755

MSCI India Trust 144A (issued by Merrill Lynch International & Co.)	10/09/08	—	3,678	1,425,350

Total warrants (cost $25,752,640)				$28,114,129

INVESTMENT COMPANIES (—%)* (cost $822,902)	Shares	Value

iShares MSCI Taiwan Index Fund	48,600	$686,718

SHORT-TERM INVESTMENTS (0.6%)* (cost $32,235,894)	Principal amount	Value

Short-term investments held as collateral for loaned securities with yields ranging from 1.70% to 3.75% and
due dates ranging from July 1, 2008 to August 19, 2008 [d]	$32,270,336	$32,235,894

TOTAL INVESTMENTS

Total investments (cost $4,937,456,698)		$5,289,396,585

* Percentages indicated are based on net assets of $5,320,099,864.

† Non-income-producing security.

d See Note 1 to the financial statements.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at June 30, 2008.

At June 30, 2008, liquid assets totaling $24,780,023 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

The fund had the following industry concentrations greater than 10% at June 30, 2008 (as a percentage of net assets):

Banking	13.2%
Oil & gas	11.1

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/08		Aggregate	Delivery	Unrealized
(aggregate face value $1,286,023,091)	Value	face value	date	appreciation

Australian Dollar	$534,515,375	$510,727,344	7/16/08	$23,788,031

British Pound	490,360,108	481,958,568	9/17/08	8,401,540

Euro	59,199,824	59,062,909	9/17/08	136,915

Japanese Yen	78,352,820	77,455,992	8/20/08	896,828

Norwegian Krone	127,563,901	126,622,151	9/17/08	941,750

Swedish Krona	30,303,479	30,196,127	9/17/08	107,352

Total				$34,272,416

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/08		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $1,201,731,908)	Value	face value	date	(depreciation)

Australian Dollar	$1,649,740	$1,625,272	7/16/08	$(24,468)

British Pound	26,897,260	26,877,860	9/17/08	(19,400)

Canadian Dollar	208,018,381	208,398,739	7/16/08	380,358

Euro	390,111,945	385,521,336	9/17/08	(4,590,609)

Hong Kong Dollar	173,474,336	173,705,328	8/20/08	230,992

Japanese Yen	80,717,307	81,259,178	8/20/08	541,871

Norwegian Krone	14,638,396	14,447,632	9/17/08	(190,764)

South African Rand	3,889,058	3,792,542	7/16/08	(96,516)

Swedish Krona	49,038,902	49,007,576	9/17/08	(31,326)

Swiss Franc	262,793,069	257,096,445	9/17/08	(5,696,624)

Total				$(9,496,486)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/08

ASSETS

Investment in securities, at value, including $31,370,524
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,937,456,698)	$5,289,396,585

Foreign currency (cost $31,480,629) (Note 1)	31,573,579

Dividends, interest and other receivables	5,333,583

Receivable for shares of the fund sold	4,377,956

Receivable for securities sold	120,269,281

Receivable for open forward currency contracts (Note 1)	35,727,836

Receivable for closed forward currency contracts (Note 1)	9,699,506

Foreign tax reclaim receivable	6,267,968

Total assets	5,502,646,294

LIABILITIES

Payable to custodian (Note 2)	19,379,085

Payable for securities purchased	49,436,827

Payable for shares of the fund repurchased	52,509,677

Payable for compensation of Manager (Notes 2 and 5)	9,063,307

Payable for investor servicing fees (Note 2)	1,386,534

Payable for custodian fees (Note 2)	261,034

Payable for Trustee compensation and expenses (Note 2)	568,122

Payable for administrative services (Note 2)	7,254

Payable for distribution fees (Note 2)	2,826,816

Payable for open forward currency contracts (Note 1)	10,951,906

Payable for closed forward currency contracts (Note 1)	3,369,344

Collateral on securities loaned, at value (Note 1)	32,235,894

Other accrued expenses	550,630

Total liabilities	182,546,430

Net assets	$5,320,099,864

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,157,887,497

Distributions in excess of net investment income (Note 1)	(62,402,611)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(151,938,623)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	376,553,601

Total — Representing net assets applicable to capital
shares outstanding	$5,320,099,864

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,246,277,501 divided by 131,528,939 shares)	$24.68

Offering price per class A share (100/94.25 of $24.68)*	$26.19

Net asset value and offering price per class B share
($478,126,380 divided by 20,302,988 shares)**	$23.55

Net asset value and offering price per class C share
($211,371,140 divided by 8,782,119 shares)**	$24.07

Net asset value and redemption price per class M share
($66,502,211 divided by 2,750,008 shares)	$24.18

Offering price per class M share (100/96.50 of $24.18)*	$25.06

Net asset value, offering price and redemption price per
class R share ($5,127,984 divided by 210,185 shares)	$24.40

Net asset value, offering price and redemption price per
class Y share ($1,312,694,648 divided by 52,686,841 shares)	$24.92

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 6/30/08

INVESTMENT INCOME

Dividends (net of foreign tax of $19,779,239)	$174,829,083

Interest (including interest income of $1,181,385
from investments in affiliated issuers) (Note 5)	2,468,667

Securities lending	191,278

Total investment income	177,489,028

EXPENSES

Compensation of Manager (Note 2)	39,983,905

Investor servicing fees (Note 2)	17,678,696

Custodian fees (Note 2)	829,455

Trustee compensation and expenses (Note 2)	180,801

Administrative services (Note 2)	111,400

Distribution fees — Class A (Note 2)	9,561,532

Distribution fees — Class B (Note 2)	7,563,551

Distribution fees — Class C (Note 2)	2,614,043

Distribution fees — Class M (Note 2)	616,517

Distribution fees — Class R (Note 2)	29,655

Other	1,510,103

Non-recurring costs (Notes 2 and 6)	11,856

Costs assumed by Manager (Notes 2 and 6)	(11,856)

Fees waived and reimbursed by Manager (Note 5)	(23,318)

Total expenses	80,656,340

Expense reduction (Note 2)	(1,478,424)

Net expenses	79,177,916

Net investment income	98,311,112

Net realized gain on investments (net of foreign tax of $26,837)
(Notes 1 and 3)	125,639,830

Net realized loss on futures contracts (Note 1)	(2,137,371)

Net realized loss on foreign currency transactions (Note 1)	(94,614,700)

Net realized gain on written options (Notes 1 and 3)	13,267

Net unrealized depreciation of assets and liabilities
in foreign currencies during the year	(13,386,779)

Net unrealized depreciation of investments, futures contracts
and written options during the year	(967,569,111)

Net loss on investments	(952,054,864)

Net decrease in net assets resulting from operations	$(853,743,752)

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	6/30/08	6/30/07

Operations:

Net investment income	$98,311,112	$68,443,869

Net realized gain on investments
and foreign currency transactions	28,901,026	1,214,287,465

Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(980,955,890)	474,307,871

Net increase (decrease) in net assets
resulting from operations	(853,743,752)	1,757,039,205

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(123,939,929)	(85,345,445)

Class B	(18,300,907)	(15,526,112)

Class C	(6,605,772)	(4,066,861)

Class M	(2,251,742)	(1,552,815)

Class R	(181,522)	(88,107)

Class Y	(49,760,676)	(32,963,225)

Net realized short-term gain on investments

Class A	(239,020,816)	(23,774,803)

Class B	(50,363,652)	(6,928,128)

Class C	(16,942,681)	(1,701,798)

Class M	(5,258,773)	(560,739)

Class R	(373,781)	(25,953)

Class Y	(88,583,093)	(8,293,973)

From net realized long-term gain on investments

Class A	(376,170,700)	(154,597,178)

Class B	(79,262,261)	(45,050,595)

Class C	(26,664,373)	(11,066,052)

Class M	(8,276,252)	(3,646,238)

Class R	(588,256)	(168,761)

Class Y	(139,411,977)	(53,932,089)

Redemption fees (Note 1)	239,160	307,491

Increase (decrease) from capital share
transactions (Note 4)	152,250,428	(427,161,637)

Total increase (decrease) in net assets	(1,933,211,327)	880,896,187

NET ASSETS

Beginning of year	7,253,311,191	6,372,415,004

End of year (including distributions in excess
of net investment income of $62,402,611
and undistributed net investment income
of $114,948,414, respectively)	$5,320,099,864	$7,253,311,191

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net investment
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	income (loss) to
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	average	Portfolio turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	investments	distributions	fees	end of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Class A
June 30, 2008	$34.90	.48 [d]	(4.40)	(3.92)	(1.06)	(5.24)	(6.30)	— [e]	$24.68	(12.73)	$3,246,278	1.19 [d]	1.63 [d]	73.98
June 30, 2007	28.82	.35 [d]	7.89	8.24	(.70)	(1.46)	(2.16)	— [e]	34.90	29.51	4,223,621	1.25 [d]	1.11 [d]	94.85
June 30, 2006	23.39	.45 [d,f,g]	5.51	5.96	(.53)	—	(.53)	— [e]	28.82	25.70	3,601,661	1.19 [d,g]	1.69 [d,f,g]	83.10
June 30, 2005	20.86	.25 [d,h]	2.61	2.86	(.33)	—	(.33)	— [e]	23.39	13.71	3,137,593	1.24 [d]	1.11 [d,h]	74.79
June 30, 2004	17.43	.15 [d]	3.63	3.78	(.35)	—	(.35)	— [e]	20.86	21.81	3,677,492	1.23 [d]	.74 [d]	69.27

Class B
June 30, 2008	$33.50	.18 [d]	(4.15)	(3.97)	(.74)	(5.24)	(5.98)	— [e]	$23.55	(13.38)	$478,126	1.94 [d]	.62 [d]	73.98
June 30, 2007	27.71	.09 [d]	7.60	7.69	(.44)	(1.46)	(1.90)	— [e]	33.50	28.56	1,013,822	2.00 [d]	.29 [d]	94.85
June 30, 2006	22.49	.21 [d,f,g]	5.33	5.54	(.32)	—	(.32)	— [e]	27.71	24.77	1,162,723	1.94 [d,g]	.81 [d,f,g]	83.10
June 30, 2005	20.07	.07 [d,h]	2.51	2.58	(.16)	—	(.16)	— [e]	22.49	12.86	1,344,142	1.99 [d]	.35 [d,h]	74.79
June 30, 2004	16.79	.02 [d]	3.47	3.49	(.21)	—	(.21)	— [e]	20.07	20.84	1,577,583	1.98 [d]	.12 [d]	69.27

Class C
June 30, 2008	$34.16	.24 [d]	(4.30)	(4.06)	(.79)	(5.24)	(6.03)	— [e]	$24.07	(13.39)	$211,371	1.94 [d]	.82 [d]	73.98
June 30, 2007	28.25	.11 [d]	7.73	7.84	(.47)	(1.46)	(1.93)	— [e]	34.16	28.55	300,684	2.00 [d]	.37 [d]	94.85
June 30, 2006	22.93	.23 [d,f,g]	5.42	5.65	(.33)	—	(.33)	— [e]	28.25	24.77	264,090	1.94 [d,g]	.87 [d,f,g]	83.10
June 30, 2005	20.44	.08 [d,h]	2.55	2.63	(.14)	—	(.14)	— [e]	22.93	12.87	259,993	1.99 [d]	.34 [d,h]	74.79
June 30, 2004	17.05	— [d,e]	3.55	3.55	(.16)	—	(.16)	— [e]	20.44	20.86	313,496	1.98 [d]	.02 [d]	69.27

Class M
June 30, 2008	$34.30	.31[d]	(4.32)	(4.01)	(.87)	(5.24)	(6.11)	— [e]	$24.18	(13.20)	$66,502	1.69 [d]	1.07 [d]	73.98
June 30, 2007	28.35	.19 [d]	7.76	7.95	(.54)	(1.46)	(2.00)	— [e]	34.30	28.89	96,237	1.75 [d]	.61 [d]	94.85
June 30, 2006	23.00	.30 [d,f,g]	5.44	5.74	(.39)	—	(.39)	— [e]	28.35	25.12	86,932	1.69 [d,g]	1.14 [d,f,g]	83.10
June 30, 2005	20.51	.13 [d,h]	2.56	2.69	(.20)	—	(.20)	— [e]	23.00	13.13	90,499	1.74 [d]	.60 [d,h]	74.79
June 30, 2004	17.13	.05 [d]	3.56	3.61	(.23)	—	(.23)	— [e]	20.51	21.13	109,648	1.73 [d]	.28 [d]	69.27

Class R
June 30, 2008	$34.59	.42 [d]	(4.38)	(3.96)	(.99)	(5.24)	(6.23)	— [e]	$24.40	(12.96)	$5,128	1.44 [d]	1.45 [d]	73.98
June 30, 2007	28.61	.33 [d]	7.77	8.10	(.66)	(1.46)	(2.12)	— [e]	34.59	29.23	5,504	1.50 [d]	1.05 [d]	94.85
June 30, 2006	23.25	.53 [d,f,g]	5.33	5.86	(.50)	—	(.50)	— [e]	28.61	25.42	3,354	1.44 [d,g]	1.95 [d,f,g]	83.10
June 30, 2005	20.77	.26 [d,h]	2.52	2.78	(.30)	—	(.30)	— [e]	23.25	13.38	1,125	1.49[d]	1.17 [d,h]	74.79
June 30, 2004	17.42	.18 [d]	3.55	3.73	(.38)	—	(.38)	— [e]	20.77	21.50	559	1.48[d]	.84 [d]	69.27

Class Y
June 30, 2008	$35.18	.58 [d]	(4.46)	(3.88)	(1.14)	(5.24)	(6.38)	— [e]	$24.92	(12.49)	$1,312,695	.94 [d]	1.94 [d]	73.98
June 30, 2007	29.03	.45 [d]	7.94	8.39	(.78)	(1.46)	(2.24)	— [e]	35.18	29.85	1,613,443	1.00 [d]	1.40 [d]	94.85
June 30, 2006	23.55	.53 [d,f,g]	5.54	6.07	(.59)	—	(.59)	— [e]	29.03	26.05	1,253,655	.94 [d,g]	1.95 [d,f,g]	83.10
June 30, 2005	21.01	.29 [d,h]	2.64	2.93	(.39)	—	(.39)	— [e]	23.55	13.98	1,111,652	.99 [d]	1.31 [d,h]	74.79
June 30, 2004	17.57	.19 [d]	3.67	3.86	(.42)	—	(.42)	— [e]	21.01	22.07	1,282,011	.98 [d]	.98 [d]	69.27

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage services arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets
June 30, 2008	<0.01%

June 30, 2007	<0.01

June 30, 2006	<0.01

June 30, 2005	0.06

June 30, 2004	0.03

e Amount represents less than $0.01 per share.

f Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average

	Per share	net assets
Class A	$0.14	0.54%

Class B	0.13	0.51

Class C	0.14	0.52

Class M	0.14	0.53

Class R	0.18	0.66

Class Y	0.15	0.56

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.02 per share and 0.07% of average net assets for the period ended June 30, 2006.

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices. As a result, the expenses of each class reflect a reduction of the following amounts:

		Percentage
		of average

	Per share	net assets
Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 6/30/08

Note 1: Significant accounting policies

Putnam International Equity Fund (“the fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At June 30, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2008, the value of securities loaned amounted to $31,370,524. The fund received cash collateral of $32,235,894 which is pooled with collateral of other Putnam funds into 67 issues of short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2008, the fund had a capital loss carryover of $20,221,268 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on June 30, 2011.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2009 $141,434,447 of losses recognized during the period November 1, 2007 to June 30, 2008.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, foreign tax credits, redesignation of taxable income and taxable dividend adjustment. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2008, the fund reclassified $74,621,589 to decrease undistributed net investment income and $74 to decrease paid-in-capital, with an decrease to accumulated net realized losses of $74,621,663.

The tax basis components of distributable earnings and the federal tax cost as of June 30, 2008 were as follows:

Unrealized appreciation	$750,531,802
Unrealized depreciation	(426,728,402)

Net unrealized appreciation	323,803,400
Capital loss carryforward	(20,221,268)
Post-October loss	(141,434,447)

Cost for federal income tax purposes	$4,965,593,185

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended June 30, 2008, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

For the year ended June 30, 2008, Putnam Management has assumed $11,856 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended June 30, 2008, the fund incurred $17,664,139 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At June 30, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended June 30, 2008, the fund’s expenses were reduced by $290,523 under the expense offset arrangements and by $1,187,901 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,576, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $185,502 and $1,560 from the sale of class A and class M shares, respectively, and received $302,311 and $16,286 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $8,155 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended June 30, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,700,705,434 and $5,701,369,054, respectively. There were no purchases or sales of U.S. government securities.

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$—	$—

Options opened	12,866	29,524

Options exercised	(9,066)	(16,257)

Options expired	(3,800)	(13,267)

Options closed	—	—

Written options outstanding at end of year	$—	$—

Note 4: Capital shares

At June 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/08		Year ended 6/30/07

Class A	Shares	Amount	Shares	Amount

Shares sold	25,716,552	$758,204,916	27,141,012	$859,174,882

Shares issued in	25,224,972	678,551,737	7,824,864	243,431,373
connection with
reinvestment of
distributions

	50,941,524	1,436,756,653	34,965,876	1,102,606,255

Shares	(40,421,233)	(1,162,982,496)	(38,932,724)	(1,234,932,699)
repurchased

Net increase	10,520,291	$273,774,157	(3,966,848)	$(132,326,444)
(decrease)

	Year ended 6/30/08		Year ended 6/30/07

Class B	Shares	Amount	Shares	Amount

Shares sold	1,286,413	$36,788,718	1,876,777	$57,109,952

Shares issued in	5,080,819	130,932,714	1,987,290	59,578,958
connection with
reinvestment of
distributions

	6,367,232	167,721,432	3,864,067	116,688,910

Shares	(16,323,095)	(453,092,176)	(15,561,852)	(472,563,727)
repurchased

Net decrease	(9,955,863)	$(285,370,744)	(11,697,785)	$(355,874,817)

	Year ended 6/30/08		Year ended 6/30/07

Class C	Shares	Amount	Shares	Amount

Shares sold	807,501	$23,177,483	785,595	$24,584,293

Shares issued in	1,492,243	39,305,697	431,904	13,203,313
connection with
reinvestment of
distributions

	2,299,744	62,483,180	1,217,499	37,787,606

Shares	(2,319,087)	(64,600,463)	(1,764,440)	(54,540,199)
repurchased

Net decrease	(19,343)	$(2,117,283)	(546,941)	$(16,752,593)

	Year ended 6/30/08		Year ended 6/30/07

Class M	Shares	Amount	Shares	Amount

Shares sold	245,969	$7,081,116	487,319	$15,055,135

Shares issued in	573,875	15,167,522	180,368	5,528,260
connection with
reinvestment of
distributions

	819,844	22,248,638	667,687	20,583,395

Shares	(875,735)	(24,783,111)	(928,026)	(28,923,653)
repurchased

Net increase	(55,891)	$(2,534,473)	(260,339)	$(8,340,258)

	Year ended 6/30/08		Year ended 6/30/07

Class R	Shares	Amount	Shares	Amount

Shares sold	128,761	$3,794,982	81,386	$2,549,252

Shares issued in	39,895	1,062,411	8,822	272,215
connection with
reinvestment of
distributions

	168,656	4,857,393	90,208	2,821,467

Shares	(117,621)	(3,297,381)	(48,290)	(1,531,788)
repurchased

Net increase	51,035	$1,560,012	41,918	$1,289,679

	Year ended 6/30/08		Year ended 6/30/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	15,927,290	$475,161,290	16,162,696	$520,804,913

Shares issued in	10,241,660	277,753,812	3,040,220	95,189,287
connection with
reinvestment of
distributions

	26,168,950	752,915,102	19,202,916	615,994,200

Shares	(19,339,986)	(585,976,343)	(16,530,224)	(531,151,404)
repurchased

Net increase	6,828,964	$166,938,759	2,672,692	$84,842,796

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended June 30, 2008, management fees paid were reduced by $23,318 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $1,181,385 for the year ended June 30, 2008. During the year ended June 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $1,582,281,257 and $1,655,382,861, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Federal tax information and brokerage commissions (unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $194,465,910 as long-term capital gain, for its taxable year ended June 30, 2008.

For the period, interest and dividends from foreign countries were $194,608,322 or $0.90 per share (for all classes of shares). Taxes paid to foreign countries were $19,806,076 or $0.09 per share (for all classes of shares).

For its tax year ended June 30, 2008, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended June 30, 2008. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman, Sachs & Co., Deutsche Bank Securities, Inc., Citigroup Global Markets, Inc., and Merrill Lynch, Pierce, Fenner. Commissions paid to these firms together represented approximately 49% of the total brokerage commissions paid for the year ended June 30, 2008.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO, Inc., Sanford C. Bernstein & Co., Cazenove Incorporated, CLSA Limited, Dresdner Kleinwort Securities, Lehman Brothers Inc., Macquarie Securities (USA) Inc., J.P. Morgan Securities, Inc., Morgan Stanley & Co. Inc., and UBS Securities L.L.C.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec. gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter

Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officerof the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B.Worley

Trustee since 2004

M r. Worley is Manag ing Par tner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison		Since 2005
Since 1989	Managing Director, Putnam Investments and
	Putnam Management. During 2002, Chief	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Operating Officer, Atalanta/Sosnoff	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer	Management Corporation	Treasurer and Proxy Manager
Since 2004		Since 2005
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam
Vice President and Principal Financial Officer	Investments, Putnam Management
Since 2002	and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments,
Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Managing Director, Putnam Investments	Since 2002

Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Managing Director, Putnam Investments	Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk,
Investment Sub-Manager	Executive Officer, Associate Treasurer	Assistant Treasurer and Proxy Manager
Putnam Investments Limited	and Compliance Liaison
57–59 St James’s Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Investment Sub-Advisor
The Putnam Advisory Company, LLC	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Marketing Services	Vice President, Principal Accounting Officer
Putnam Retail Management	and Assistant Treasurer
One Post Office Square
Boston, MA 02109	Susan G. Malloy
Vice President and Assistant Treasurer
Custodian
State Street Bank and Trust Company	Beth S. Mazor
Vice President
Legal Counsel
Ropes & Gray LLP	James P. Pappas
Vice President
Independent Registered Public
Accounting Firm	Francis J. McNamara, III
PricewaterhouseCoopers LLP	Vice President and Chief Legal Officer

Trustees	Robert R. Leveille
John A. Hill, Chairman	Vice President and Chief Compliance Officer
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis	Mark C. Trenchard
Robert J. Darretta	Vice President and BSA Compliance Officer
Myra R. Drucker
Charles E. Haldeman, Jr.	Judith Cohen
Paul L. Joskow	Vice President, Clerk and Assistant Treasurer
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Richard B. Worley

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN009 252076 8/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

June 30, 2008	$232,792	$-	$19,434	$2,012*

June 30, 2007	$178,955	$724	$18,951	$ 6,545*

* Includes fees of $2,012 and $5,923 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2008 and June 30, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2008 and June 30, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $68,508 and $156,435 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

June 30, 2008	$ -	$15,000	$ -	$ -

June 30 , 2007	$ -	$ 41,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 28, 2008